                                                                   EXHIBIT 99.3

                  Certification of Principal Financial Officer
                           Pursuant to 18 U.S.C. 1350
                 (Section 906 of the Sarbanes-Oxley Act of 2002)


         I, Lorie M. Guerrera, Chief Accounting Officer of Cordia Corporation (the "Registrant") do hereby certify, pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge, based upon a review of the Quarterly Report on Form 10-QSB for the period ended June 30, 2002 of the Registrant, as filed with the Securities and Exchange Commission on the date hereof (the "Report"):

         (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.



                                              By:  /s/ Lorie M. Guerrera
                                                   -------------------------
                                                   Lorie M. Guerrera
                                                   Chief Accounting Officer

August 14, 2002